Exhibit 10.11
NOTES PLEDGE AGREEMENT
NOTES PLEDGE AGREEMENT, dated as of October 13, 2010 (this “Agreement”), among ASSOCIATED MATERIALS, LLC, a Delaware limited liability company (the “Company”), and each of the subsidiaries of the Company listed on Schedule 1 hereto (each such subsidiary, individually, a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; and, together with the Company, collectively, the “Pledgors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Notes Collateral Agent”).
W I T N E S S E T H:
WHEREAS, Carey Acquisition Corp. (“Merger Sub”), a Delaware corporation, which is to be merged with and into the Company, Carey New Finance, Inc., a Delaware corporation (the “Co-Issuer” and, together with Merger Sub and the Company, the “Issuers”), have entered into that certain Indenture dated as of the date hereof by and among the Issuers, the Guarantors from time to time signatory thereto, the Notes Collateral Agent and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Trustee on behalf of the holders of the Notes (as defined below) (the “Holders”) (as from time to time amended, restated, supplemented or otherwise modified, the “Indenture”), pursuant to which Issuer is issuing $730,000,000 aggregate principal amount of 9.125% Senior Secured Notes due 2017 (together with any Additional Notes issued under the Indenture, and any Exchange Notes, the “Notes”);
WHEREAS, pursuant to the terms of the Indenture, each of the Pledgors (other than the Issuers in respect of their own obligations) have agreed to guarantee to the Notes Collateral Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Notes Obligations;
WHEREAS, following the date hereof, if not prohibited by the Indenture, the Pledgors may incur Other Pari Passu Lien Obligations which are secured equally and ratably with the Pledgors’ obligations in respect of the Notes in accordance with Section 28 of this Agreement;
WHEREAS, each Pledgor will receive substantial benefits from the execution, delivery and performance of the obligations under the Indenture, the Notes and any Other Pari Passu Lien Obligations Agreement and each is, therefore, willing to enter into this Agreement;
WHEREAS, the Notes Collateral Agent has been appointed to serve as Notes Collateral Agent under the Indenture and, in such capacity, to enter into this Agreement; and
WHEREAS, each Subsidiary Pledgor is a Domestic Subsidiary of the Company or other Subsidiary Pledgor;
WHEREAS, each Pledgor acknowledges that it will derive substantial direct and indirect benefits from the issuance of the Notes and has agreed to secure their obligations with respect thereto pursuant to this Agreement;

WHEREAS, this Agreement is made by the Pledgors in favor of the Notes Collateral Agent for the benefit of the Secured Parties to secure payment and performance in full when due on the Secured Obligations; and
WHEREAS, (1) the Pledgors are the legal and beneficial owners of the Capital Stock described in Schedule 2 and issued by the entities named therein (such Capital Stock, together with all other Capital Stock (other than any Excluded Capital Stock) of each Subsidiary owned by any Issuer or any Guarantor (or Person required to become a Guarantor pursuant to Section 4.15 of the Indenture), in each case, formed or otherwise purchased or acquired after the Closing Date (such other Capital Stock, the “After-acquired Shares”), are referred to collectively herein as the “Pledged Shares”), and (2) each of the Pledgors is the legal and beneficial owner of the promissory notes, chattel paper and instruments evidencing Indebtedness owed to it described in Schedule 2 and issued by the entities named therein (such notes, chattel paper and instruments, together with any other Indebtedness owed to any Pledgor hereafter and, except with respect to intercompany Indebtedness, all evidences of Indebtedness for borrowed money in a principal amount in excess of the US dollar equivalent (as determined on the date of acquisition of such Indebtedness) of $5,000,000 (individually) that is owing to any Issuer or any Guarantor (or Person required to become a Guarantor pursuant to Section 4.15 of the Indenture) (the “After-acquired Debt”), are referred to collectively herein as the “Pledged Debt”), in each case as such Schedule 2 may be amended pursuant hereto or Sections 4.19 and 11.01 of the Indenture.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and to induce the Notes Collateral Agent to enter into the Indenture and to induce the Holders to purchase the Notes, the Pledgors hereby agree with the Notes Collateral Agent, for the benefit of the Secured Parties, as follows:
1. Defined Terms.
(a) Unless otherwise defined herein, terms defined in Section 1.01 of the Indenture and used herein (including terms used in the preamble and the recitals) shall have the meanings given to them in the Indenture and all terms defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “NY UCC”) and not defined herein or in the Indenture shall have the meanings specified therein (and if defined in more than one article of the NY UCC, shall have the meaning specified in Article 9 thereof).
(b) The rules of construction and other interpretive provisions specified in the Indenture shall apply to this Agreement, including terms defined in the preamble and recitals hereto.
(c) The following terms shall have the following meanings:
“After-acquired Debt” shall have the meaning assigned to such term in the recitals hereto.
“After-acquired Shares” shall have the meaning assigned to such term in the recitals hereto.

“Agreement” shall have the meaning assigned to such term in the preamble hereto.
“Applicable Authorized Representative” shall mean the Trustee (if the Notes constitute a Series of Indebtedness with the greatest outstanding aggregate principal amount) or the Authorized Representative representing the Series of Indebtedness with the greatest outstanding aggregate principal amount (or accreted value).
“Authorized Representative” means any duly authorized representative of any holder of Other Pari Passu Lien Obligations under any Other Pari Passu Lien Obligations Agreement designated as “Authorized Representative” for such holder in an Other Pari Passu Lien Secured Party Consent delivered to the Notes Collateral Agent.
“Collateral” shall have the meaning assigned to such term in Section 2 hereto.
“Company” shall have the meaning assigned to such term in the preamble hereto.
“Event of Default” shall mean an “Event of Default” under and as defined in the Indenture or any Other Pari Passu Lien Obligations Agreement.
“Governmental Authority” shall mean the government of the United States, Canada or any foreign country or any multinational authority, or any state, provincial, territorial or political subdivision thereof, and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the PBGC and other quasi-governmental entities established to perform such functions.
“Notes Collateral Agent” shall have the meaning assigned to such term in the recitals hereto.
“Notes Documents” has meaning assigned to such term in the Notes Security Agreement.
“Notes Obligations” means the collective reference to (i) any principal, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable state, federal or foreign law), premium, penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and bankers’ acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities owing to the Notes Collateral Agent, the Trustee and the Holders under the Notes, the Indenture and the other Notes Documents and the due performance and compliance by the Pledgors with all of the terms, conditions and agreements contained in the Notes, the Indenture and the other Notes Documents; (ii) any and all sums advanced or incurred by the Notes Collateral Agent in accordance with the Indenture or any of the other Notes Documents in order to preserve the Collateral, preserve its security interest in the Collateral, or in the performance of its duties or obligations under any Notes Document (including reasonable attorneys’ fees and expenses); and (iii) in the event of any proceedings for the collection or enforcement of any indebtedness, obligations or liabilities of the Pledgors referred to in clause (i) above, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Notes Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs.

“Notes Priority Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Other Pari Passu Lien Obligations Agreement” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Other Pari Passu Lien Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Other Pari Passu Lien Secured Party Consent” means a consent in the form of Annex B to this Agreement executed by the Authorized Representative of any holders of Other Pari Passu Lien Obligations pursuant to Section 28 hereof.
“Permitted Liens” shall mean any Lien on the Collateral expressly permitted to be granted pursuant to (i) the Indenture, including, without exception, pursuant to the definition of “Permitted Liens” therein and Section 4.12 thereof and (ii) each Other Pari Passu Lien Obligations Agreement.
“Pledged Debt” shall have the meaning assigned to such term in the recitals hereto.
“Pledged Shares” shall have the meaning assigned to such term in the recitals hereto.
“Pledgors” shall have the meaning assigned to such term in the preamble hereto.
“Revolving Collateral Agent” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Revolving Loan Documents” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Revolving Priority Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Secured Obligations” means the collective reference to the Notes Obligations and Other Pari Passu Lien Obligations.
“Secured Parties” means (a) the Holders, (b) the Trustee, (c) the Notes Collateral Agent, (d) the holders of any Other Pari Passu Lien Obligations, (e) any Authorized Representative, (f) the beneficiaries of each indemnification obligation under any Notes Document and (g) the successors and assigns of each of the foregoing.

“Series of Indebtedness” means any Indebtedness (including Indebtedness under the Notes) that constitute Secured Obligations and is represented by a common Authorized Representative or (in the case of Indebtedness under the Notes) by the Trustee.
“Subsidiary Pledgors” shall have the meaning assigned to such term in the preamble hereto.
(d) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Pledgor, shall refer to such Pledgor’s Collateral or the relevant part thereof.
2. Grant of Security. As security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Pledgor hereby transfers, assigns and pledges to the Notes Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Notes Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Pledgor’s right, title and interest in and to all of the following, whether now owned or anytime hereafter acquired or existing (collectively, the “Collateral”):
(a) the Pledged Shares held by such Pledgor and the certificates, if any, representing such Pledged Shares and any interest of such Pledgor, including all interests documented in the entries on the books of the issuer of the Pledged Shares or any financial intermediary pertaining to the Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares; provided that the Pledged Shares under this Agreement shall not include any Excluded Capital Stock and in no event shall the Secured Obligations be secured or purported to be secured by Pledged Shares of any Capital Stock of any Foreign Subsidiary or of any Domestic Subsidiary treated as a disregarded entity for US federal income tax purposes if substantially all of its assets consist of Capital Stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code, that is Voting Stock of such Subsidiary in excess of 65% of the outstanding Capital Stock of such class;
(b) the Pledged Debt and the instruments evidencing the Pledged Debt owed to such Pledgor, and all payments of principal or interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;
(c) all other property that may be delivered to and held by the Notes Collateral Agent pursuant to the terms of this Section 2;
(d) subject to Section 8, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and

(e) to the extent not covered by clauses (a), (b), (c) and (d) above, respectively, all proceeds of any or all of the foregoing Collateral. For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guarantee payable to any Pledgor or the Notes Collateral Agent from time to time with respect to any of the Collateral;
provided, however, that notwithstanding any other provision of this Agreement, the Collateral shall not include any Excluded Assets.
TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Notes Collateral Agent, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.
Notwithstanding anything to the contrary in this Agreement or, any other Notes Documents, the Capital Stock and other securities of any direct or indirect Subsidiary of AMLLC that are owned by AMLLC or any Guarantor will constitute Collateral only to the extent that such Capital Stock and other securities can secure the Notes and/or the Guarantees without Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act (or any other law, rule or regulation) requiring separate financial statements of such Subsidiary to be filed with the SEC (or any other governmental agency). In the event that Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act requires or is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Subsidiary of the Company due to the fact that such Subsidiary’s Capital Stock and other securities secure the Notes and/or the Guarantees, then the Capital Stock and other securities of such Subsidiary shall automatically be deemed not to be part of the Notes Collateral (but only to the extent necessary to not be subject to such requirement). In such event, the Security Documents may be amended or modified, without the consent of the Trustee, the Notes Collateral Agent, any Holder of Notes or any holder of Other Pari Passu Lien Obligations, to the extent necessary to release the first-priority security interests in the shares of Capital Stock and other securities that are so deemed to no longer constitute part of the Notes Collateral.
In the event that Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Subsidiary’s Capital Stock and other securities to secure the Notes and/or the Guarantees in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Subsidiary, then the Capital Stock and other securities of such Subsidiary shall automatically be deemed to be a part of the Notes Collateral (but only to the extent necessary to not be subject to any such financial statement requirement). In such event, the Security Documents may be amended or modified, without the consent of the Trustee, the Notes Collateral Agent, any Holder of Notes or any holder of Other Pari Passu Lien Obligations, to the extent necessary to subject to the Liens under the Security Documents such additional Capital Stock and other securities.

3. Security for the Secured Obligations. This Agreement secures the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Secured Obligations; provided that in no event shall the Secured Obligations be secured or purported to be secured by Pledged Shares of any Capital Stock of any Foreign Subsidiary or of any Domestic Subsidiary treated as a disregarded entity for US federal income tax purposes if substantially all of its assets consist of Capital Stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code, that is Voting Stock of such Subsidiary in excess of 65% of the outstanding Capital Stock of such class. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed to the Notes Collateral Agent or the Secured Parties under the Notes Documents or Other Pari Passu Lien Obligations Agreement, as applicable but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Pledgor; provided that in no event shall the Secured Obligations be secured or purported to be secured by Pledged Shares of any Capital Stock of any Foreign Subsidiary or of any Domestic Subsidiary treated as a disregarded entity for US federal income tax purposes if substantially all of its assets consist of Capital Stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code, that is Voting Stock of such Subsidiary in excess of 65% of the outstanding Capital Stock of such class.
4. Delivery of the Collateral and Filing.
(a) Each Pledgor represents and warrants that all certificates or instruments, if any, representing or evidencing the Collateral in existence on the date hereof have been delivered to the Notes Collateral Agent (or its non-fiduciary agent or designee) in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank; provided that in no event shall any certificates, instruments or transfer of stock powers be required with respect to the pledge of any Capital Stock of any Foreign Subsidiary. All certificates or instruments, if any, representing or evidencing the Collateral acquired or created after the date hereof shall be promptly (but in any event within thirty days after acquisition or creation thereof) delivered to and held by or on behalf of the Notes Collateral Agent (or its non-fiduciary agent or designee) pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank. Subject to the terms of the Intercreditor Agreement, the Notes Collateral Agent shall have the right, at any time after the occurrence and during the continuation of an Event of Default and without notice to any Pledgor (except as otherwise expressly provided herein), to transfer to or to register in the name of the Notes Collateral Agent or any of its nominees any or all of the Pledged Shares. After the occurrence and during the continuance of an Event of Default, each Pledgor will promptly give to the Notes Collateral Agent copies of any notices or other communications received by it with respect to Pledged Shares registered in the name of such Pledgor. Subject to the terms of the Intercreditor Agreement, after the occurrence and during the continuance of an Event of Default, the Notes Collateral Agent shall have the right to exchange the certificates representing Pledged Shares for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each delivery of Collateral (including any After-acquired Shares and After-acquired Debt) shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which shall be attached hereto as part of Schedule 2 and made a part hereof; provided that the failure to attach any such schedule hereto shall not affect the validity of such pledge of such securities. Each schedule so delivered shall supersede any prior schedules so delivered.

(b) Each Pledgor hereby irrevocably authorizes the Notes Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto and continuations thereof that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment or continuation, including whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner such as “all assets” or “all personal property, whether now owned or hereafter acquired” of such Pledgor or words of similar effect as being of an equal or lesser scope or with greater detail. Each Pledgor agrees to provide such information to the Notes Collateral Agent promptly after any such request. Each Pledgor agrees to furnish the Notes Collateral Agent with written notice as required by Section 4.2 of the Notes Pledge Agreement.
5. Representations and Warranties. Each Pledgor represents and warrants to the Notes Collateral Agent and each other Secured Party that:
(a) Schedule 2 hereto (i) correctly represents as of the date hereof (A) the issuer, the issuer’s jurisdiction of formation, the certificate number, if any, the Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Capital Stock of such class of all Pledged Shares and (B) the issuer, the issuer’s jurisdiction, the initial principal amount, the Pledgor and holder, date of issuance and maturity date of all Pledged Debt and (ii) together with the comparable schedule to each supplement hereto, includes, all Capital Stock, debt securities and promissory notes required to be pledged pursuant to Sections 4.19 and 11.01 of the Indenture and Section 9(b) hereof. Except as set forth on Schedule 2 and except for Excluded Capital Stock, the Pledged Shares represent all of the issued and outstanding Capital Stock of each class of Capital Stock in the issuer on the date hereof.
(b) Such Pledgor is the legal and beneficial owner of the Collateral pledged or assigned by such Pledgor hereunder free and clear of any Lien, except for the Liens created by this Agreement, the Revolving Loan Documents and the Notes Documents.
(c) (c) As of the date of this Agreement, the Pledged Shares pledged by such Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable.
(d) Except for restrictions and limitations imposed by the Intercreditor Agreement, the Notes Documents or any documentation governing Other Pari Passu Lien Obligations, the Revolving Loan Documents or securities laws generally and except as described in the perfection certificate delivered on the date hereof, the Collateral is freely transferable and assignable, and none of the Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Notes Collateral Agent of rights and remedies hereunder.

(e) No consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect).
(f) The execution and delivery by such Pledgor of this Agreement and the pledge of the Collateral pledged by such Pledgor hereunder pursuant hereto create a valid and enforceable security interest in such Collateral (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC) and (i) in the case of certificates or instruments representing or evidencing the Collateral, upon the earlier of (x) delivery of such Collateral and any necessary indorsements to the extent necessary to the Notes Collateral Agent (or its non-fiduciary agent or designee) in accordance with this Agreement and (y) the filing of financing statements naming each Pledgor as “debtor” and the Notes Collateral Agent as “secured party” and describing the Collateral in the applicable filing offices, and (ii) in the case of all other Collateral which is capable of being perfected by the filing of financing statements upon the filing of financing statements naming each Pledgor as “debtor” and the Notes Collateral Agent as “secured party” and describing the Collateral in the applicable filing offices, shall create a perfected security interest in such Collateral (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC), securing the payment of the Secured Obligations, in favor of the Notes Collateral Agent, for the benefit of the Secured Parties, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(g) The pledge effected hereby is effective to vest in the Notes Collateral Agent, for the benefit of the Secured Parties, the rights of the Notes Collateral Agent in the Collateral as set forth herein.
(h) Such Pledgor has full power, authority and legal right to pledge all the Collateral pledged by such Pledgor pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Pledgor (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC), enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(i) The issuers listed on Schedule 2 are the only Subsidiaries of such Pledgor as of the Closing Date.
(j) The Pledged Debt constitutes all of the outstanding Indebtedness for money borrowed owed to such Pledgor as of the Closing Date and required to be pledged hereunder or pursuant to Sections 4.19 and 11.01 of the Indenture. Such Pledged Debt that constitutes intercompany Indebtedness has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by an intercompany note (which note has been delivered to the Notes Collateral Agent (or is non-fiduciary agent or designee)) and, as of the date of this Agreement, is not in default.

6. Certification of Limited Liability Company Interests, Limited Partnership Interests and Pledged Debt.
(a) Unless otherwise consented to by the Notes Collateral Agent, Capital Stock required to be pledged hereunder in any Domestic Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall either (i) be represented by a certificate, and in the Organizational Documents of such Domestic Subsidiary the applicable Pledgor shall cause the issuer of such interests to elect to treat such interests as a “security” within the meaning of Article 8 of the Uniform Commercial Code of its jurisdiction of organization or formation, as applicable, by including in its organizational documents language substantially similar to the following and, accordingly, such interests shall be governed by Article 8 of the Uniform Commercial Code:
“The [partnership/limited liability company] hereby irrevocably elects that all [partnership/membership] interests in the [partnership/limited liability company] shall be securities governed by Article 8 of the Uniform Commercial Code of [jurisdiction of organization or formation, as applicable]. Each certificate evidencing [partnership/membership] interests in the [partnership/limited liability company] shall bear the following legend: “This certificate evidences an interest in [name of [partnership/limited liability company]] and shall be a security for purposes of Article 8 of the Uniform Commercial Code.” No change to this provision shall be effective until all outstanding certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.”
or (ii) not have elected to be treated as a “security” within the meaning of Article 8 of the Uniform Commercial Code and shall not be represented by a certificate.
(b) Subject to the limitations set forth herein and in Section 11.01 of the Indenture, each Pledgor will cause any Indebtedness (i) for borrowed money (other than intercompany Indebtedness) having an aggregate principal amount in excess of $5,000,000 (individually) owed to it to be evidenced by a duly executed promissory note, which shall be accompanied by instruments of transfer with respect thereto endorsed in blank, that is pledged and delivered to the Revolving Collateral Agent (or its non-fiduciary agent or designee) pursuant to the terms hereof and (ii) of each Borrower and each of their Restricted Subsidiaries that is owing to any Pledgor to be evidenced by an intercompany note, which shall be accompanied by instruments of transfer with respect thereto endorsed in blank, that is pledged and delivered to the Revolving Collateral Agent (or its non-fiduciary agent or designee) pursuant to the terms hereof.
7. Further Assurances. Subject to any limitations set forth in the Indenture, each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Notes Collateral Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including the priority thereof) or (y) to enable the Notes Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

8. Voting Rights; Dividends and Distributions; Etc.
(a) So long as no Event of Default shall have occurred and be continuing:
(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement, the other Notes Documents or any Other Pari Passu Lien Obligations Agreement; provided that such voting and other rights shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Shares or the rights and remedies of any of the Notes Collateral Agent or the other Secured Parties under this Agreement, the Indenture or any other Notes Document or the ability of the Secured Parties to exercise the same.
(ii) The Notes Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.
(b) Subject to paragraph (c) below, each Pledgor shall be entitled to receive and retain and use, free and clear of the Lien of this Agreement, any and all dividends, distributions, redemptions, principal and interest made or paid in respect of the Collateral to the extent not prohibited by any Security Document; provided, however, that any and all noncash dividends, interest, principal or other distributions that would constitute Pledged Shares or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Shares or received in exchange for Pledged Shares or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be, and shall be forthwith delivered to the Notes Collateral Agent to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Notes Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Notes Collateral Agent as Collateral in the same form as so received (with any necessary indorsement).

(c) Subject to the terms of the Intercreditor Agreement, upon written notice to the Pledgors by the Notes Collateral Agent following the occurrence and during the continuation of an Event of Default:
(i) all rights of such Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in the Notes Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuation of such Event of Default; provided that, unless otherwise directed by the Applicable Authorized Representative to the extent permitted by the Indenture and any applicable Other Pari Passu Lien Obligations Agreement, the Notes Collateral Agent shall have the right from time to time following the occurrence and during the continuation of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived or otherwise cease to be continuing and the Company has delivered to the Notes Collateral Agent a certificate to that effect, each Pledgor will have the right to exercise the voting and consensual rights that such Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 8(a)(i) (and the obligations of the Notes Collateral Agent under Section 8(a)(ii) shall be reinstated);
(ii) all rights of such Pledgor to receive the dividends, distributions and principal and interest payments that such Pledgor would otherwise be authorized to receive and retain pursuant to Section 8(b) shall cease, and all such rights shall thereupon become vested in the Notes Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuation of such Event of Default. After all Events of Default have been cured or waived or otherwise cease to be continuing and the Company has delivered to the Notes Collateral Agent a certificate to that effect, the Notes Collateral Agent shall repay to each Pledgor (without interest) and each Pledgor shall be entitled to receive, retain and use all dividends, distributions and principal and interest payments that such Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of Section 8(b);
(iii) all dividends, distributions and principal and interest payments that are received by such Pledgor contrary to the provisions of Section 8(b) shall be received in trust for the benefit of the Notes Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall forthwith be delivered to the Notes Collateral Agent as Collateral in the same form as so received (with any necessary indorsements); and
(iv) in order to permit the Notes Collateral Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 8(b) above, to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 8(c)(i), and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 8(c)(ii) and (c)(iii), such Pledgor shall from time to time execute and deliver to the Notes Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the Notes Collateral Agent may reasonably request.
(d) Any notice given by the Notes Collateral Agent to the Pledgors suspending their rights under paragraph (c) of this Section 8 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (b) of this Section 8 in part without suspending all such rights (as specified by the Notes Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Notes Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

9. Transfers and Other Liens; Additional Collateral; Etc. Each Pledgor shall:
(a) not (i) except as expressly permitted by the Indenture or Other Pari Passu Lien Obligations Agreement (including pursuant to waivers and consents thereunder), sell or otherwise Dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for the Lien created by this Agreement and the other Security Documents and the Permitted Liens; provided that in the event such Pledgor sells or otherwise disposes of assets as permitted by the Indenture (including pursuant to waivers and consents thereunder) and such assets are or include any of the Collateral, the Notes Collateral Agent shall release such Collateral to such Pledgor free and clear of the Lien created by this Agreement concurrently with the consummation of such sale in accordance with Section 11.03 of the Indenture and with Section 14 hereof;
(b) pledge and, if applicable, cause each Domestic Subsidiary required to become a party hereto to pledge, to the Notes Collateral Agent for the benefit of the Secured Parties, immediately upon acquisition thereof, all After-acquired Shares and After-acquired Debt required to be pledged pursuant to Sections 4.19 and 11.01 of the Indenture, in each case pursuant to a supplement to this Agreement substantially in the form of Annex A hereto or such other form reasonably satisfactory to the Notes Collateral Agent (it being understood that the execution and delivery of such a supplement shall not require the consent of any Pledgor hereunder and that the rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement); and
(c) defend its and the Notes Collateral Agent’s title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than the Lien created by this Agreement and the Permitted Liens), however arising, and any and all Persons whomsoever and, subject to Section 11.03 of the Indenture and Section 14 hereof, to maintain and preserve the Lien and security interest created by this Agreement until the Termination Date.
10. Notes Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, the Notes Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to take any action and to execute any instrument, in each case after the occurrence and during the continuation of an Event of Default, that the Notes Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including to receive, indorse and collect all instruments made pay-able to such Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.

11. The Notes Collateral Agent’s Duties. The powers conferred on the Notes Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Notes Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Notes Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Notes Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Notes Collateral Agent accords its own property.
12. Remedies. Subject to the terms of the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing and:
(a) The Notes Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the NY UCC (whether or not the NY UCC applies to the affected Collateral) and also may without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker’s board or at any of the Notes Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as the Notes Collateral Agent may deem commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Notes Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Notes Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Notes Collateral Agent or any other Secured Party shall have the right upon any such public sale, and, to the extent permitted by applicable law, upon any such private sale, to purchase all or any part of the Collateral so sold, and the Notes Collateral Agent or such other Secured Party may, subject to (x) the satisfaction in full of all payments due pursuant to Section 12(b)(i) and (y) the satisfaction of the Secured Obligations in accordance with the priorities set forth in Section 12(b), pay the purchase price by crediting the amount thereof against the Secured Obligations. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Notes Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Notes Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, each Pledgor hereby waives any claim against the Notes Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Notes Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. As an alternative to exercising the power of sale herein conferred upon it, the Notes Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 12 shall be deemed to conform to the commercially reasonable standards as provided in Section 9 610(b) of the New York UCC or its equivalent in other jurisdictions.
(b) Subject to the terms of the Intercreditor Agreement, the Notes Collateral Agent shall apply the proceeds of any collection or sale of the Collateral at any time after receipt in accordance with the priority set forth in Section 5.4 of the Security Agreement.
Upon any sale of the Collateral by the Notes Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Notes Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Notes Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
(c) The Notes Collateral Agent may exercise any and all rights and remedies of each Pledgor in respect of the Collateral.
(d) All payments received by any Pledgor after the occurrence and during the continuation of an Event of Default in respect of the Collateral shall be received in trust for the benefit of the Notes Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall, subject to the terms of the Intercreditor Agreement, be forthwith delivered to the Notes Collateral Agent (or its non-fiduciary agent or designee) as Collateral in the same form as so received (with any necessary indorsement).
(e) If the Notes Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Shares pursuant to this Section 12, each Pledgor recognizes that the Notes Collateral Agent may be unable to effect a public sale of any or all of the Pledged Shares, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Notes Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(f) If the Notes Collateral Agent determines to exercise its right to sell any or all of the Collateral, upon written request, each Pledgor shall, from time to time, furnish to the Notes Collateral Agent all such information as the Notes Collateral Agent may reasonably request in order to determine the number of shares and other instruments included in the Collateral which may be sold by the Notes Collateral Agent as exempt transactions under the Securities Act and rules of the SEC, as the same are from time to time in effect.
(g) Subject to the Notes Collateral Agent’s rights under Sections 10 and 12 of this Agreement and the Notes Documents and whether or not a Default has occurred under the Indenture or under an Other Pari Passu Lien Obligations Agreement or both, and subject to the terms of the Indenture and any applicable Other Pari Passu Lien Obligations Agreement the Applicable Authorized Representative may direct the Notes Collateral Agent in exercising any right or remedy available to the Notes Collateral Agent under this Agreement or any other Notes Document. No Secured Party (other than the Notes Collateral Agent) shall have any individual right to pursue any remedies under this Agreement or the other Notes Documents against any Pledgor.
13. Amendments, etc. with Respect to the Secured Obligations; Waiver of Rights. Except for the termination of a Pledgor’s Secured Obligations hereunder as expressly provided in Section 14, each Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Pledgor and without notice to or further assent by any Pledgor, (a) any demand for payment of any of the Secured Obligations made by the Notes Collateral Agent or any other Secured Party may be rescinded by such party and any of the Secured Obligations continued, (b) the Secured Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Notes Collateral Agent or any other Secured Party, (c) the Notes Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the terms of the applicable Notes Document or Other Pari Passu Lien Obligations Agreement, and (d) any collateral security, guarantee or right of offset at any time held by the Notes Collateral Agent or any other Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Notes Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against any Pledgor, the Notes Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the Pledgors (to the extent such demand is in respect of any Secured Obligations owing by the Pledgors) and any failure by the Notes Collateral Agent or any other Secured Party to make any such demand or to collect any payments from the Pledgors any release of the Pledgors shall not relieve any Pledgor in respect of which a demand or collection is not made or any Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Notes Collateral Agent or any other Secured Party against any Pledgor. For the purposes hereof “demand” shall include the commencement and continuation of any legal proceedings.

14. Continuing Security Interest; Assignments Under the Security Documents; Release.
(a) A Subsidiary Pledgor shall automatically be released from its obligations hereunder and the pledge of such Subsidiary Pledgor shall be automatically released upon the consummation of any transaction permitted by the Indenture and any Other Pari Passu Lien Obligations Agreement as a result of which such Subsidiary Pledgor ceases to be a Restricted Subsidiary of the Company or otherwise becomes an Excluded Subsidiary; provided that the Applicable Authorized Representative shall have consented to such transaction (to the extent such consent is required by the Indenture and Other Pari Passu Lien Obligations Agreement) and the terms of such consent did not provide otherwise.
(b) The obligations created hereby securing the Notes Obligations of any Pledgor with respect to such Collateral shall be automatically released and such Collateral transferred free and clear of the Lien and security interests created hereby (i) upon any disposition by such Pledgor of any Collateral (other than to an Issuer or a Guarantor) to the extent not prohibited under the Indenture or (ii) (automatically or otherwise) as otherwise provided in the Indenture. The Security Interest in Collateral created hereby securing Other Pari Passu Lien Obligations shall be released on the terms set forth in the Other Pari Passu Lien Obligations Agreement.
(c) In connection with any termination or release pursuant to this Section 14, the Notes Collateral Agent shall execute and deliver to any Pledgor or authorize the filing of, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release; provided, however, that with respect to the release of any item of Collateral pursuant to this Section 14 in connection with any request of evidence of termination or release made of the Notes Collateral Agent, the Notes Collateral Agent may request that the Pledgor deliver a certificate of an Authorized Officer to the effect that the sale or transfer transaction is in compliance with the Notes Documents. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Notes Collateral Agent.
15. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Notes Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuers or any other Pledgor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Issuers or any other Pledgor or any substantial part of its property, or otherwise, all as though such payments had not been made.
16. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.02 of the Indenture. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of the Company at the Company’s address set forth in Section 13.02 of the Indenture.

17. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Notes Collateral Agent and the Company.
18. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
19. Integration. This Agreement represents the agreement of each of the Pledgors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Notes Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Notes Documents.
20. Amendments in Writing; No Waiver; Cumulative Remedies.
(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Pledgor(s) and the Notes Collateral Agent in accordance with Article 9 of the Indenture and the relevant provisions of each Other Pari Passu Lien Obligations Agreement.
(b) Neither the Notes Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 20(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Notes Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Notes Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Notes Collateral Agent or such other Secured Party would otherwise have on any future occasion.
(c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

21. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
22. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Notes Collateral Agent, except pursuant to a transaction expressly permitted by the Indenture.
23. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
24. Submission to Jurisdiction; Waivers. Each of the Pledgors hereby irrevocably and unconditionally:
(a) submits for itself and its property in any legal action or proceeding relating to this Agreement, and the other Notes Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
(b) consents that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address referred to in Section 16 or at such other address of which the Notes Collateral Agent shall have been notified pursuant thereto;
(d) agrees that nothing herein shall affect the right of the Notes Collateral Agent or any other Secured Party to effect service of process in any other manner permitted by applicable law or shall limit the right of the Notes Collateral Agent or any other Secured Party to sue in any other jurisdiction; and
(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 24 any special, exemplary, punitive or consequential damages.
25. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

26. Intercreditor Agreement and Indenture Govern. Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Notes Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Notes Collateral Agent and the other Secured Parties hereunder, in each case, with respect to the Revolving Priority Collateral and the “Revolving Liens” (as such term is defined in the Intercreditors Agreement) are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement with respect to the Revolving Priority Collateral and the Revolving Liens, the provisions of the Intercreditor Agreement shall control. Subject to the preceding sentence, in the event of any conflict between the terms of this Agreement and the Indenture, as among the Grantors, the Notes Collateral Agent, the Trustee and the Holders of the Notes, the Indenture shall prevail.
27. Obligations of Pledgors. Notwithstanding anything herein to the contrary, prior to the Discharge of Revolving Obligations (as defined in the Intercreditor Agreement), so long as the Revolving Collateral Agent pursuant to the Senior Credit Agreement is acting as bailee and non-fiduciary agent for perfection on behalf of the Notes Collateral Agent pursuant to the terms of the Intercreditor Agreement, any obligation of any Pledgor in this Agreement that requires (or any representation or warranty hereunder to the extent that it would have the effect of requiring) (i) delivery of Collateral to, or the possession or control of Collateral with, the Notes Collateral Agent shall be deemed complied with and satisfied (or, in the case of any representation or warranty hereunder, shall be deemed to be true) if such delivery of Collateral is made to, or such possession or control of Collateral is with, the Revolving Collateral Agent pursuant to the Revolving Loan Documents or (ii) other than with respect to any releases of Liens on any Collateral, the consent of the Notes Collateral Agent regarding Revolving Priority Collateral shall not be unreasonably withheld or delayed to the extent the Revolving Collateral Agent has given such consent.

28. Other Pari Passu Lien Obligations. On or after the date hereof and so long as expressly permitted by the Indenture and any Other Pari Passu Lien Obligations Agreement then outstanding, the Company may from time to time designate Indebtedness at the time of incurrence to be secured on a pari passu basis with the Notes Obligations as Other Pari Passu Lien Obligations hereunder by delivering to the Notes Collateral Agent and each Authorized Representative (a) a certificate signed by an Officer of the Company (i) identifying the obligations so designated and the initial aggregate principal amount or face amount thereof, (ii) stating that such obligations are designated as Other Pari Passu Lien Obligations for purposes hereof, (iii) representing that such designation of such obligations as Other Pari Passu Lien Obligations complies with the terms of the Indenture and any Other Pari Passu Lien Obligations Agreement then outstanding and (iv) specifying the name and address of the Authorized Representative for such obligations and (b) a fully executed Other Pari Passu Lien Secured Party Consent (in the form attached as Annex 4). Each Authorized Representative agrees that upon the satisfaction of all conditions set forth in the preceding sentence, the Notes Collateral Agent shall act as agent under this Agreement for the Authorized Representative and the holders of such Other Pari Passu Lien Obligations and as collateral agent for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Other Pari Passu Lien Obligations, and each Authorized Representative agrees to the appointment, and acceptance of the appointment, of the Notes Collateral Agent for the Authorized Representative and the holders of such Other Pari Passu Lien Obligations as set forth in each Other Pari Passu Lien Secured Party Consent and agrees, on behalf of itself and each Secured Party it represents, to be bound by this Agreement, the Other Pari Passu Lien Secured Party Consent, and the Intercreditor Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

ASSOCIATED MATERIALS, LLC, as a Pledgor
By:	/s/ Stephen E. Graham
	Name:	Stephen E. Graham
	Title:	Vice President — Chief Financial Officer, Treasurer and Secretary

GENTEK HOLDINGS, LLC, as a Pledgor
By:	/s/ Stephen E. Graham
	Name:	Stephen E. Graham
	Title:	Vice President — Chief Financial Officer, Treasurer and Secretary

GENTEK BUILDING PRODUCTS, INC., as a Pledgor
By:	/s/ Stephen E. Graham
	Name:	Stephen E. Graham
	Title:	Vice President — Chief Financial Officer, Treasurer and Secretary
[Signature Page to Notes Pledge Agreement]

CAREY NEW FINANCE, INC., as a Pledgor
By:	/s/ Erik D. Ragatz
	Name:	Erik D. Ragatz
	Title:	President, Treasurer and Secretary
[Signature Page to Notes Pledge Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Notes Collateral Agent
By:	/s/ John C. Stohlmann
	Name:	John C. Stohlmann
	Title:	Vice President
[Signature Page to Notes Pledge Agreement]

SCHEDULE 1
TO THE NOTES
PLEDGE AGREEMENT
SUBSIDIARY PLEDGORS
GENTEK HOLDINGS, LLC
GENTEK BUILDING PRODUCTS, INC.
CAREY NEW FINANCE, INC.

Schedule 1-1

SCHEDULE 2
TO THE NOTES
PLEDGE AGREEMENT
PLEDGED SHARES AND PLEDGED DEBT
Pledged Shares1

						Percentage of
		Issuer’s				Issued and
		jurisdiction of	Class of Equity	Certificate	Number of	Outstanding
Pledgor	Issuer	formation	Interest	No(s)	Units	Units
Associated Materials LLC	Gentek Holdings, LLC	Delaware, United States	Limited Liability Company Interest	N/A		100%
Associated Materials LLC	Carey New Finance, Inc.	Delaware, United States	Common stock	N/A	1000	100%
Gentek Holdings, LLC	Gentek Building Products, Inc.	Delaware, United States	Common stock	3	100	100%
Pledged Debt
Any and all intercompany Indebtedness hereinafter issued to any Pledgor under the US Intercompany Note (as defined in the Revolving Loan Documents).

[1]	The Pledged Shares included in this Schedule 2 represent share certificates outstanding as of the date hereof. However, immediately after the Closing Date these outstanding share certificates will cancelled and subsequently reissued within the time period required by Schedule 9.17 to the Credit Agreement (as defined in the Revolving Loan Documents).

Schedule 2-1

ANNEX A
TO THE NOTES
PLEDGE AGREEMENT
SUPPLEMENT NO. [___], dated as of [_________] (this “Supplement”), to the Notes Pledge Agreement dated as of October 13, 2010 (the “Notes Pledge Agreement”), among) ASSOCIATED MATERIALS, LLC, a Delaware limited liability company (the “Company”), and each of the subsidiaries of the Company listed on Schedule 1 thereto (each such subsidiary, individually, a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; and, together with the Company, collectively, the “Pledgors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as notes collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Notes Collateral Agent”).
A. Reference is made to the Indenture dated as of October 13, 2010 (the “Indenture”) by and among Carey Acquisition Corp. (“Merger Sub”), a Delaware corporation, which is to be merged with and into the Company, Carey New Finance, Inc., a Delaware corporation (the “Co-Issuer” and, together with Merger Sub and the Company, the “Issuers”), the Guarantors from time to time signatory thereto, the Notes Collateral Agent and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Trustee on behalf of the holders of the Notes (as defined below) (the “Holders”) (as from time to time amended, restated, supplemented or otherwise modified, the “Indenture”), pursuant to which Issuer is issuing $730,000,000 aggregate principal amount of 9.125% Senior Secured Notes due 2017 (together with any Additional Notes issued under the Indenture, the “Notes”).
B. Capitalized terms used herein and not otherwise defined herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Notes Pledge Agreement. The rules of construction and the interpretive provisions specified in Section 1(b) of the Notes Pledge Agreement shall apply to this Supplement, including terms defined in the preamble and recitals hereto.
C. The Pledgors have entered into the Notes Pledge Agreement in order to induce the Notes Collateral Agent to enter into the Indenture, and to induce the Holders to purchase the Notes.
D. The undersigned Pledgor (each, an “Additional Pledgor”) is (a) the legal and beneficial owner of the Capital Stock described under Schedule 1 hereto and issued by the entities named therein (such pledged Capital Stock, together with all other Capital Stock required to be pledged under the Notes Pledge Agreement (the “After-acquired Additional Pledged Shares”), referred to collectively herein as the “Additional Pledged Shares”) and (b) the legal and beneficial owner of the promissory notes and instruments evidencing Indebtedness owed to it (the “Additional Pledged Debt”) described under Schedule 1 hereto.
E. Section Sections 4.19 and 11.01 of the Indenture and Section 9(b) of the Notes Pledge Agreement provides that additional Subsidiaries of the Company may become Subsidiary Pledgors under the Notes Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Additional Pledgor is executing this Supplement in accordance with the requirements of Section 9(b) of the Notes Pledge Agreement to pledge to the Notes Collateral Agent, for the benefit of the Secured Parties, the Additional Pledged Shares and the Additional Pledged Debt [and to become a Subsidiary Pledgor under the Notes Pledge Agreement] in order to induce the Notes Collateral Agent to enter into the Indenture, and to induce the Holders to purchase the Notes.

Annex A-1

Accordingly, the Notes Collateral Agent and each undersigned Additional Pledgor agree as follows:
SECTION 1. In accordance with Section 9(b) of the Notes Pledge Agreement, each Additional Pledgor by its signature below hereby transfers, assigns and pledges to the Notes Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Notes Collateral Agent, for the benefit of the Secured Parties, a security interest in and to all of such Additional Pledgor’s right, title and interest in the following, whether now owned or anytime hereafter acquired or existing (collectively, the “Additional Collateral”):
(a) the Additional Pledged Shares held by such Additional Pledgor and the certificates, if any, representing such Additional Pledged Shares and any interest of such Additional Pledgor, including all interests documented in the entries on the books of the issuer of the Additional Pledged Shares or any financial intermediary pertaining to the Additional Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Pledged Shares; provided that the Additional Pledged Shares under this Supplement shall not include any Excluded Capital Stock and in no event shall the Secured Obligations be secured or purported to be secured by Pledged Shares of any Capital Stock of any Foreign Subsidiary or of any Domestic Subsidiary treated as a disregarded entity for US federal income tax purposes if substantially all of its assets consist of Capital Stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code, that is Voting Stock of such Subsidiary in excess of 65% of the outstanding Capital Stock of such class;
(b) the Additional Pledged Debt and the instruments evidencing the Additional Pledged Debt owed to such Additional Pledgor, and all payments of principal or interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Debt;
(c) all other property that may be delivered to and held by the Notes Collateral Agent pursuant to the terms of this Section 1;
(d) subject to Section 8 of the Notes Pledge Agreement, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and
(e) to the extent not covered by clauses (a), (b), (c) and (d) above, respectively, all proceeds of any or all of the foregoing Additional Collateral. For purposes of this Supplement, the term “proceeds” includes whatever is receivable or received when Additional Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guarantee payable to any Additional Pledgor or the Notes Collateral Agent from time to time with respect to any of the Additional Collateral;

Annex A-2

provided, however, that notwithstanding any other provision of this Agreement, the Collateral shall not include any Excluded Assets.
TO HAVE AND TO HOLD the Additional Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Notes Collateral Agent, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.
For purposes of the Notes Pledge Agreement, (x) the Collateral shall be deemed to include the Additional Collateral and (y) the After-acquired Pledged Shares shall be deemed to include the Additional After-acquired Pledged Shares.
[SECTION 2. Each Additional Pledgor by its signature below becomes a Pledgor under the Notes Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and each Additional Pledgor hereby agrees to all the terms and provisions of the Notes Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a “Subsidiary Pledgor” or a “Pledgor” in the Notes Pledge Agreement shall be deemed to include each Additional Pledgor. The Notes Pledge Agreement is hereby incorporated herein by reference.]2
SECTION [2][3]. Each Additional Pledgor represents and warrants as follows:
(a) Schedule 1 hereto (i) correctly represents as of the date hereof (A) the issuer, the certificate number, if any, the Additional Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Capital Stock of such class of all Additional Pledged Shares and (B) the issuer, the initial principal amount, the Additional Pledgor and holder, date of issuance and maturity date of all Additional Pledged Debt and (ii) together with Schedule 2 to the Notes Pledge Agreement and the comparable schedules to each other Supplement to the Notes Pledge Agreement, includes all Capital Stock, debt securities and promissory notes required to be pledged pursuant to Sections 4.19 and 11.01 of the Indenture and Section 9(b) of the Notes Pledge Agreement. Except as set forth on Schedule 1 and except for Excluded Capital Stock, the Additional Pledged Shares represent all of the issued and outstanding Capital Stock of each class of Capital Stock in the issuer on the date hereof.
(b) Such Additional Pledgor is the legal and beneficial owner of the Additional Collateral pledged or assigned by such Additional Pledgor hereunder free and clear of any Lien, except for the Liens created by this Supplement to the Notes Pledge Agreement and Liens created by the Notes Pledge Agreement.

[2]	Include only for Additional Pledgors that are not already signatories to the Notes Pledge Agreement.

Annex A-3

(c) As of the date of this Supplement, the Additional Pledged Shares pledged by such Additional Pledgor hereunder have been duly authorized and validly issued and, in the case of Additional Pledged Shares issued by a corporation, are fully paid and non-assessable.
(d) Except for restrictions and limitations imposed by the Intercreditor Agreement, the Notes Documents or any documentation governing Other Pari Passu Lien Obligations, the Revolving Loan Documents or securities laws generally, and except as disclosed on Schedule 1, the Additional Collateral is freely transferable and assignable, and none of the Additional Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Additional Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Notes Collateral Agent of rights and remedies hereunder.
(e) No consent or approval of any governmental authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect).
(f) The execution and delivery by such Additional Pledgor of this Supplement and the pledge of the Additional Collateral pledged by such Additional Pledgor hereunder pursuant hereto create a valid and enforceable security interest in such Collateral (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC) and (i) in the case of certificates or instruments representing or evidencing the Additional Collateral, upon the earlier of (x) delivery of such Additional Collateral and any necessary indorsements to the extent necessary to the Notes Collateral Agent (or its non-fiduciary agent or designee) in accordance with this Supplement and the Notes Pledge Agreement and (y) the filing of financing statements naming each Additional Pledgor as “debtor” and the Notes Collateral Agent as “secured party” and describing the Additional Collateral in the applicable filing offices, and (ii) in the case of all other Additional Collateral which is capable of being perfected by the filing of financing statements, upon the filing of financing statements naming each Additional Pledgor as “debtor” and the Notes Collateral Agent as “secured party” and describing the Additional Collateral in the applicable filing offices, shall create a perfected first priority security interest in such Additional Collateral (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC), securing the payment of the Secured Obligations, in favor of the Notes Collateral Agent, for the benefit of the Secured Parties, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

Annex A-4

(g) The pledge effected hereby is effective to vest in the Notes Collateral Agent, for the benefit of the Secured Parties, the rights of the Notes Collateral Agent in the Additional Collateral as set forth herein.
(h) Such Additional Pledgor has full power, authority and legal right to pledge all the Additional Collateral pledged by such Additional Pledgor pursuant to this Supplement and this Supplement constitutes a legal, valid and binding obligation of each Additional Pledgor (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC), enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors rights generally and general principles of equity (whether considered in a proceeding in equity or law).
SECTION [3][4]. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Notes Collateral Agent and the Company. This Supplement shall become effective as to each Additional Pledgor when the Notes Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such Additional Pledgor and the Notes Collateral Agent.
SECTION [4][5]. Except as expressly supplemented hereby, the Notes Pledge Agreement shall remain in full force and effect.
SECTION [5][6]. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION [6][7]. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Notes Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION [7][8]. All notices, requests and demands pursuant hereto shall be made in accordance with Section 16 of the Notes Pledge Agreement. All communications and notices hereunder to each Additional Pledgor shall be given to it in care of the Company at the Company’s address set forth in Section 13.02 of the Indenture.
SECTION [8][9]. Subject to Section 7.07 of the Indenture, each Additional Pledgor agrees to reimburse the Notes Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Notes Collateral Agent.

Annex A-5

IN WITNESS WHEREOF, each Additional Pledgor and the Notes Collateral Agent have duly executed this Supplement to the Notes Pledge Agreement as of the day and year first above written.

[NAME OF ADDITIONAL PLEDGOR(S)],
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
By:
Name:
Title:

SCHEDULE 1
TO SUPPLEMENT NO. [__]
TO THE NOTES
U.S. PLEDGE AGREEMENT
PLEDGED SHARES AND PLEDGED DEBT
Pledged Shares

		Issuer’s				Percentage of
		jurisdiction				Issued and
		of	Class of Equity	Certificate	Number	Outstanding
Pledgor	Issuer	formation	Interest	No(s), if any	of Units	Units
Pledged Debt

		Issuer’s	Initial
		jurisdiction of	Principal
Pledgor	Issuer	formation	Amount	Date of Issuance	Maturity Date

Schedule 1-1

ANNEX B
TO
PLEDGE AGREEMENT
FORM OF OTHER PARI PASSU LIEN SECURED PARTY CONSENT
[Name of Other Pari Passu Lien Secured Party]
[Address of Other Pari Passu Lien Secured Party]
[Date]
The undersigned is the Authorized Representative for [list new secured parties] who have evidenced in writing their intent to become Secured Parties (the “New Secured Parties”) under the Notes Pledge Agreement dated as of October 13, 2010 (the “ Notes Pledge Agreement”) by and among Associated Materials, LLC, a Delaware limited liability company (the “Company”), the subsidiaries of the Company party thereto and Wells Fargo Bank, National Association, as Notes Collateral Agent. Terms used herein but not defined herein have the meanings assigned to such terms in the Notes Pledge Agreement.
In consideration of the foregoing, the undersigned Authorized Representative hereby:
(i) represents that the Authorized Representative has been duly authorized by the New Secured Parties to become a party to the Notes Pledge Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligations”) and to act as the Authorized Representative for the New Secured Parties, including to appoint the Collateral Agent as set forth below;
(ii) acknowledges that each of the New Secured Parties has received a copy of the Notes Pledge Agreement, the Intercreditor Agreement and the Indenture, accepts and acknowledges and agrees for itself and each new secured party to be bound in all respects by the terms of the Notes Pledge Agreement, including the provisions of the Indenture incorporated therein by reference;
(iii) appoints and authorizes the Notes Collateral Agent, as Collateral Agent for the New Secured Parties under the Notes Pledge Agreement and the Intercreditor Agreement, to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Notes Pledge Agreement and the Intercreditor Agreement as are delegated to the Notes Collateral Agent by the terms thereof;
(iv) accepts, acknowledges and agrees for itself and each new secured party to be bound in all respects by the terms of the Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Other Pari Passu Lien Obligations, with all the rights and obligations of a Notes Claimholder (as defined in the Intercreditor Agreement) thereunder and bound by all the provisions thereof (including, without limitation, Section 9.3 thereof) as fully as if it had been a Notes Claimholder on the effective date of the Intercreditor Agreement and agrees that its address for receiving notices pursuant to the Notes Pledge Agreement and the other Security Documents shall be as follows:
[Address]
The New Secured Parties shall be the Authorized Representative and the holders of the New Secured Obligations.

Annex B-1

The Authorized Representative for itself and each New Secured Party does hereby covenant and agree in favor of Notes Collateral Agent that:
(a) The Notes Collateral Agent shall have no obligation whatsoever to the Authorized Representatives or any of the Secured Parties to assure that the Collateral exists or is owned by any Pledgor or is cared for, protected, or insured or has been encumbered, or that the Notes Collateral Agent’s liens or security interests have been properly or sufficiently or lawfully created, perfected, protected, maintained or enforced or are entitled to any particular priority, or to determine whether all or any Pledgor’s property constituting collateral intended to be subject to the lien and security interest of the Notes Pledge Agreement has been properly and completely listed or delivered, as the case may be, or the genuineness, validity, marketability or sufficiency thereof or title thereto, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Notes Collateral Agent pursuant to the Notes Pledge Agreement, any Notes Document or the Intercreditor Agreement other than pursuant to the instructions provided in the Notes Pledge Agreement, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, the Notes Collateral Agent shall have no other duty or liability whatsoever to the Authorized Representative or any Secured Party as to any of the foregoing.
(b) No provision of the Notes Pledge Agreement or any Notes Document shall require the Notes Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder or to take or omit to take any action hereunder or thereunder or take any action at the request or direction of Required Secured Parties unless the Notes Collateral Agent shall have received indemnity satisfactory to the Notes Collateral Agent against potential costs and liabilities incurred by the Notes Collateral Agent relating thereto. Notwithstanding anything to the contrary contained in the Notes Pledge Agreement, the Intercreditor Agreement or the Notes Documents, in the event the Notes Collateral Agent is entitled or required to commence an action to foreclose or otherwise exercise its remedies to acquire control or possession of the Collateral, the Notes Collateral Agent shall not be required to commence any such action or exercise any remedy or to inspect or conduct any studies of any property under the mortgages or take any such other action if the Notes Collateral Agent has determined that the Notes Collateral Agent may incur personal liability as a result of the presence at, or release on or from, the Collateral or such property, of any hazardous substances unless the Notes Collateral Agent has received security or indemnity from the Secured Parties in an amount and in a form all satisfactory to the Notes Collateral Agent in its sole discretion, protecting the Notes Collateral Agent from all such liability. The Notes Collateral Agent shall at any time be entitled to cease taking any action described above if it no longer reasonably deems any indemnity, security or undertaking from the Pledgors or the Secured Parties to be sufficient.

Annex B-2

(c) The Notes Collateral Agent (i) shall not be liable for any action taken or omitted to be taken by it in connection with the Intercreditor Agreement or any Notes Documents or instrument referred to herein or therein, except to the extent that any of the foregoing are found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from its own gross negligence or willful misconduct, (ii) shall not be liable for interest on any money received by it except as the Notes Collateral Agent may agree in writing with the Issuers (and money held in trust by the Notes Collateral Agent need not be segregated from other funds except to the extent required by law) and (iii) may consult with counsel of its selection and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it in good faith and in accordance with the advice or opinion of such counsel. The grant of permissive rights or powers to the Notes Collateral Agent shall not be construed to impose duties to act.
(d) In no event shall the Notes Collateral Agent be responsible or liable for any special, indirect, punitive, incidental or consequential loss or damage or any kind whatsoever (including, but not limited to, lost profits) irrespective of whether the Notes Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.
(e) The Notes Collateral Agent does not assume any responsibility for any failure or delay in performance or any breach by the Pledgors under the Notes Pledge Agreement, the Intercreditor Agreement and the Notes Documents. The Notes Collateral Agent shall not be responsible to the Secured Parties or any other Person for any recitals, statements, information, representations or warranties contained in any Notes Documents or in any certificate, report, statement, or other document referred to or provided for in, or received by the Notes Collateral Agent under or in connection with, the Notes Pledge Agreement, the Intercreditor Agreement or any Notes Document; the execution, validity, genuineness, effectiveness or enforceability of the Notes Pledge Agreement, the Intercreditor Agreement and any Notes Documents of any other party thereto; the genuineness, enforceability, collectability, value, sufficiency, location or existence of any Collateral, or the validity, effectiveness, enforceability, sufficiency, extent, perfection or priority of any Lien therein; the validity, enforceability or collectability of any Notes Obligations; the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any obligor; or for any failure of any obligor to perform its Notes Obligations under the Notes Pledge Agreement, the Intercreditor Agreement and the Notes Documents. The Notes Collateral Agent shall have no obligation to any Secured Party or any other Person to ascertain or inquire into the existence of any Default or Event of Default, the observance or performance by any obligor of any terms of the Notes Pledge Agreement, the Intercreditor Agreement and the Notes Pledge

Annex B-3

Documents, or the satisfaction of any conditions precedent contained in the Notes Pledge Agreement, the Intercreditor Agreement and any Notes Documents. The Notes Collateral Agent shall not be required to initiate or conduct any litigation or collection or other proceeding under the Notes Pledge Agreement, the Intercreditor Agreement and the Notes Documents unless expressly set forth hereunder or thereunder. The Notes Collateral Agent shall have the right at any time to seek instructions from the Required Secured Parties with respect to the administration of the Notes Documents.
(f) The Secured Parties hereby agree and acknowledge that the Notes Collateral Agent shall not assume, be responsible for or otherwise be obligated for any liabilities, claims, causes of action, suits, losses, allegations, requests, demands, penalties, fines, settlements, damages (including foreseeable and unforeseeable), judgments, expenses and costs (including but not limited to, any remediation, corrective action, response, removal or remedial action, or investigation, operations and maintenance or monitoring costs, for personal injury or property damages, real or personal) of any kind whatsoever, pursuant to any environmental law as a result of the Notes Pledge Agreement, the Intercreditor Agreement, the Notes Documents or any actions taken pursuant hereto or thereto. Further, the Secured Parties hereby agree and acknowledge that in the exercise of its rights under the Notes Pledge Agreement, the Intercreditor Agreement and the Notes Documents, the Notes Collateral Agent may hold or obtain indicia of ownership primarily to protect the security interest of the Notes Collateral Agent in the Collateral, including without limitation the properties under the real property that constitute Collateral, and that any such actions taken by the Notes Collateral Agent shall not be construed as or otherwise constitute any participation in the management of such Collateral, including without limitation the real properties that constitute Collateral, as those terms are defined in Section 101(20)(E) of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601 et seq., as amended.
(g) The Authorized Representative for itself and on behalf of the New Secured Parties, shall take such action as Notes Collateral Agent may reasonably request to carry out the intent of the foregoing obligations of the Authorized Representative and the New Secured Parties, an including executing, acknowledging, authorizing, delivering or recording or filing additional instruments, agreements or documents.
The Notes Collateral Agent, by acknowledging and agreeing to this Other Pari Passu Lien Secured Party Consent, and in consideration of the foregoing representations, warranties, covenants and agreements of the Authorized Representative and each Other New Secured Party, accepts the appointment set forth in clause (iii) above.
THIS OTHER PARI PASSU LIEN SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Annex B-4

IN WITNESS WHEREOF, the undersigned has caused this Other Pari Passu Lien Secured Party Consent to be duly executed by its authorized officer as of the ___ day of _______, 20__.

[AUTHORIZED REPRESENTATIVE]
By:
Name:
Title:

Acknowledged and Agreed WELLS FARGO BANK, NATIONAL ASSOCIATION as Notes Collateral Agent
By:
Name:
Title:

ASSOCIATED MATERIALS, LLC
By:
Name:
Title: